UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2009

310 HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Nevada (State or jurisdiction of incorporation or organization)	333-139231 (Commission File Number)	20-4924000 (I.R.S. Employer Identification No.)

9903 Santa Monica Boulevard, Suite 406, Beverly Hills, California	90212
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  310.882.5568

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

❒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report,  the terms "we",  "us",  "our",  "our company" or "310" refer to 310 Holdings, Inc., a Nevada corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties. Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 1.01 Entry into a Definitive Material Agreement

Our company, 310 Holdings Acquisition Subsidiary Corp., a Florida corporation and a wholly owned subsidiary of 310, and G & G Mining Corp., a Florida corporation, entered into an Agreement and Plan of Merger whereby G & G Mining Corp was merged into the Company (the “Merger Agreement”) pursuant to a reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(D) of the IRS Code. A copy of the Merger Agreement was attached hereto as Exhibit 2.1 on Form 8-K, filed with the Securities and Exchange Commission on November 3, 2008.

The Merger was conditioned upon certain post-closing conditions, including but not limited to, changing the name of our company to a name designated by G & G Mining Corp. management and effect reverse stock split.  G&G Mining Corp. is an exploration company committed to the, discovery and development of gold, silver, copper and other mineral resources. They hold mining rights and mineral concessions in various countries in North and South America. These projects are in different stages of exploration and development.

The post-closing conditions obligations of G&G Mining Corp were not satisfied and the parties determined to unwind the transaction.  No securities were issued to G & G Mining Corp. pursuant to the Merger Agreement. On February 27, 2009, the assets of G & G Mining Corp. were assumed and assigned to G & G Mining Corp of Florida. The terms and conditions of the assignment are included in the Assignment and Assumption Agreement attached hereto as Exhibit 2.1.

Item  2.01 – Acquisition Or Disposition Of Assets.

Our company, 310 Holdings Acquisition Subsidiary Corp., a Florida corporation and a wholly owned subsidiary of 310, and G & G Mining Corp., a Florida corporation, entered into an Agreement and Plan of Merger whereby G & G Mining Corp was merged into the Company (the “Merger Agreement”) pursuant to a reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(D) of the IRS Code. A copy of the Merger Agreement was attached hereto as Exhibit 2.1 on Form 8-K, filed with the Securities and Exchange Commission on November 3, 2008.

The Merger was conditioned upon certain post-closing conditions, including but not limited to, changing the name of our company to a name designated by G & G Mining Corp. management and effect reverse stock split.  G&G Mining Corp. is an exploration company committed to the, discovery and development of gold, silver, copper and other mineral resources. They hold mining rights and mineral concessions in various countries in North and South America. These projects are in different stages of exploration and development.

The post-closing conditions obligations of G&G Mining Corp were not satisfied and the parties determined to unwind the transaction.  No securities were issued to G & G Mining Corp. pursuant to the Merger Agreement. On February 27, 2009, the assets of G & G Mining Corp. were assumed and assigned to G & G Mining Corp of Florida. The terms and conditions of the assignment are included in the Assignment and Assumption Agreement attached hereto as Exhibit 2.1.

Item 5.01  Changes in Control of Registrant

Our company, 310 Holdings Acquisition Subsidiary Corp., a Florida corporation and a wholly owned subsidiary of 310, and G & G Mining Corp., a Florida corporation, entered into an Agreement and Plan of Merger whereby G & G Mining Corp was merged into the Company (the “Merger Agreement”) pursuant to a reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(D) of the IRS Code. A copy of the Merger Agreement was attached hereto as Exhibit 2.1 on Form 8-K, filed with the Securities and Exchange Commission on November 3, 2008.

The Merger was conditioned upon certain post-closing conditions, including but not limited to, changing the name of our company to a name designated by G & G Mining Corp. management and effect reverse stock split.  G&G Mining Corp. is an exploration company committed to the, discovery and development of gold, silver, copper and other mineral resources. They hold mining rights and mineral concessions in various countries in North and South America. These projects are in different stages of exploration and development.

The post-closing conditions obligations of G&G Mining Corp were not satisfied and the parties determined to unwind the transaction.  Consequently, G & G Mining Corp. returned the 40,250,000 shares of Company common stock, purchased on July 17, 2008 to our past President and Chief Executive Officer, Nicole Wright.  Consequently, Nicole Wright holds a 63.19% voting interest in our issued and outstanding shares of common stock.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2009, Rene Gomez resigned as a member of the Board of Directors and as an Officer of the Company to pursue other interests. To the knowledge of the Board and executive officers of the Company, Mr. Gomez had no disagreement with the Company on any matter related to the Company's operations, policies or practices.

Prior to his resignation, Rene Gomez appointed Nicole Wright as the sole member of our Board of Directors  to serve until the next annual meeting of the Corporation’s shareholders or her earlier death, resignation or removal from office. Nicole Wright was also appointed as Chief Executive Officer and Chief Financial Officer. Nicole Wright was our prior member of our Board of Directors  and Chief Executive Officer and Chief Financial Officer.

Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Form of Assignment and Assumption Agreement, dated as of February 27, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2009

310 HOLDINGS, INC.

By: /s/ Nicole Wright
        Nicole Wright
        CEO